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                                                                   EXHIBIT 10.27

                         THE GREENBRIER COMPANIES, INC.

                James-Furman Supplemental 1994 Stock Option Plan

                                 Amendment No. 1

      Pursuant to Article VIII of the James-Furman Supplemental 1994 Stock Option Plan (the "Supplemental Plan"), the Stockholders hereby amend the Supplemental Plan as follows:

            1. Article III of the Supplemental Plan is amended to read as follows:

            "The Supplemental Plan shall be effective as of July 8, 1994, the date of its adoption by Stockholders. No Options shall be granted under the Supplemental Plan after July 31, 1994. The preceding sentence shall not be construed to prevent the Stockholders from extending the term of Options that were granted prior to that date and which remain outstanding under the Supplemental Plan, regardless of whether the extension of such Options may be deemed a cancellation of outstanding Options and grant of new Options under applicable securities laws. The Supplemental Plan shall remain in effect until all Options have been satisfied or expired.

            2. Article VI.A. of the Supplemental Plan is amended to read as follows:

            "A.   Option Period.  The term of each Option shall automatically expire on July 13, 2007 at which date the Options shall be of no further force or effect."

       The Greenbrier Companies, Inc. (the "Company") has caused this Amendment No. 1 to be executed by an authorized officer of the Company solely for the purpose of evidencing the Company's continuing consent to the provisions of the Supplemental Plan, including the Company's undertaking to process transfers in accordance with the provisions of the Supplemental
Plan. Except as modified by this Amendment No. 1 the Supplemental Plan shall remain in full force and effect.

Date: May 20, 2002

THE GREENBRIER COMPANIES, INC.


By: ___________________________________   ______________________________________
             Vice President               ALAN JAMES


                                          ______________________________________
                                          WILLIAM A. FURMAN